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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                         May 3, 2004 (April 30, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 1-11178                13-3662955
     -------------------- ------------------------ -------------------------
       (State or Other      (Commission File No.)       (I.R.S. Employer
       Jurisdiction of                                  Identification
       Incorporation)                                   No.)


               237 Park Avenue
              New York, New York                         10017
     -----------------------------------   ---------------------------------
            (Address of Principal                     (Zip Code)
             Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

     In connection with the provision of certain financial and other information (the "Information") to certain institutions by Revlon Consumer Products Corporation ("Products Corporation"), a wholly-owned subsidiary of Revlon, Inc. (the "Company"), the Company is furnishing such information herewith as Exhibit
99.1 to this Form 8-K. Such information is incorporated herein by reference.

     Statements made in the Information which are not historical are forward looking statements and are based on estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, destinations and expectations of Product Corporation's and the Company's management, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Product Corporation's actual results may differ materially from such forward looking statements for a number of reasons, including, without limitation, those set forth in the Product Corporation's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REVLON, INC.


                                               By: /s/  Robert K. Kretzman
                                                   -----------------------------
                                               Robert K. Kretzman
                                               Executive Vice President, General
                                               Counsel and Chief Legal Officer


Date: May 3, 2004



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                                  EXHIBIT INDEX

   Exhibit No.            Description
   -----------            -----------

   99.1                   Information related to Revlon Consumer Products
                          Corporation.



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